Deferred revenue and other liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Deferred revenue and other liabilities
Schedule of non-current liabilities

EURm	2021	2020
Deferred revenue(1)	305	460
Salaries, wages and social charges	46	45
Other	85	36
Total	436	541

Schedule of current liabilities

EURm	2021	2020
Deferred revenue(1)	155	155
Salaries, wages and social charges	1 780	1 362
VAT and other indirect taxes	349	337
Discounts without performance obligations	479	747
Accrued expenses related to customer projects	517	475
Other	660	645
Total	3 940	3 721

(1)   Non-current deferred revenue of EUR 305 million (EUR 460 million in 2020) and current deferred revenue of EUR 155 million (EUR 155 million in 2020) relates to an IP licensing contract which was determined to be a completed contract as defined in the transition guidance of IFRS 15, Revenue from Contracts with Customers.